Exhibit 10.8

Portions of this exhibit have been omitted pursuant to Item 601 (b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

IN-PRINCIPLE AGREEMENT FOR PURCHASE OF GOODS

No.: 2910/2022/VES-VFT

This agreement on the purchase of goods (“Agreement”) is made and signed on October 29, 2022 (“Effective Date”) by and between:

THE PURCHASER	:	VINFAST COMMERCIAL AND SERVICES TRADING LIMITED LIABILITY COMPANY

Head office address	:	No. 7, Bang Lang 1 Street, Vinhomes Riverside Eco-Urban Area, Viet Hung Ward, Long Bien District, Hanoi City, Vietnam

Tax code	:	[***]

The representative	:	[***]
Title	:	[***]

(Pursuant to power of attorney No. [***] dated November 10, 2021)

(hereinafter referred to as “VinFast”)

AND

THE SELLER	:	VINES ENERGY SOLUTIONS JOINT STOCK COMPANY

Head office address	:	Dinh Vu – Cat Hai Economic Zone, Cat Hai Island, Cat Hai Town, Cat Hai District, Hai Phong City, Vietnam

Tax code	:	[***]
The representative	:	[***]
Title	:	[***]

(hereinafter referred to as “VinES”)

The Seller and the Purchaser shall be hereinafter referred to individually as a “Party” and collectively as the “Parties” or “Two Parties”.

The Parties hereinafter agree to sign the Agreement with the terms and conditions as follows:

Article 1. Information of Goods

The Purchaser has the need to purchase, and the Seller agrees to sell off goods including items (“Goods”) having types, quantities, sale prices from time to time specified in each purchase order (“Purchase Order”) signed between the Parties.

Article 2. Quality of Goods

a.

In respect of Goods being B1, P1 battery products manufactured by Vinfast Lithium Battery Pack Limited Liability Company (“VLBP”): the Seller is responsible for ensuring that the Goods is directly warrantied by the manufacturer.

b.

In respect of Goods not included in the cases provided in point a of Article 2 above, including battery products manufactured by the Seller, the Seller is responsible for the warranty and ensuring the quality of Goods is in accordance with the manufacturer’s standard. The specific warranty period and warranty conditions are provided in the Purchaser Order and the Seller’s Warranty policy. To clarify, the Parties agree that the Seller may carry out the warranty of Goods for the Purchaser through a warranty service provider authorized by the Seller.

c.

The Purchaser will carry out the actual examination regarding the quality and state of Goods before the Parties carry out handover and acceptance. Nevertheless, this clause shall not limit any right of claim by Purchaser regarding the quality of Goods, including warranty after the Goods have been accepted.

Article 3. Handover of Goods

Unless specified otherwise in the Purchase Order, the Seller shall deliver Goods specified in Article 1 of this Agreement to the Purchaser at the warehouse of the Seller with the quantities and types as provided in the Purchaser Order.

Article 4. Acceptance of Goods – Confirmation of handover

a.	The Seller is responsible for handing over Goods and documents relating to Goods such as warehouse export note/delivery note, invoice, etc. in accordance with the law.

b.	The Purchaser is obliged to examine that the Goods are in correct types, quantities, quality as provided in the Agreement before receiving goods.

c.	The Goods are considered satisfactory when the Purchaser signs the Goods handover minutes or the Delivery confirmation note.

d.	The Purchaser is responsible for all risk in respect of Goods from the time the Purchaser signs the Goods handover minutes or the Delivery confirmation note.

Article 5. Payment

a.

The Purchaser shall pay the Seller the total value of each Purchase Order within [***] days from the date the Purchaser receives written payment request with value-added tax invoice and handover, acceptance minutes from the Seller.

b.	Form of payment: LC payment (letter of credit), deducting debt with other incurred amounts or bank transfer in Vietnamese Dong to the account of the Seller with the following information:

Account holder: Vines Energy Solutions Joint Stock Company

Account number: [***]

Opened at: [***]

c.

In case of any late payment, the Purchaser shall be subject to a late payment penalty interest equal to the late payment amount according to the basic interest published by the State Bank of Vietnam at the time of payment and corresponding to the late payment time. The total penalty amount provided in this Article shall not exceed [***]% of the total agreement value.

Article 6. Rights and Obligations of the Purchaser

a.	Being responsible for the timely and full payment in accordance with the provisions of this Agreement.

b.

Appointing a contact person to receive the handover of Goods from the Seller as provided in the Agreement, in case of change, the Purchaser is responsible for notifying the information of the new contact person to the Seller at least [***] days before the delivery date.

c.	Being responsible for facilitating favorable conditions for the Seller during the delivery and handover of Goods.

d.

Being responsible for self-installation of Goods and for paying the costs of loading, unloading, transporting and insurance of goods during transportation after delivery of Goods, other taxes/fees (if any) arising out of and/or in connection with the purchase of the Goods under the Agreement.

e.	Cooperating with employees of the Seller/the party authorized of the Seller in receiving and examining Goods during the delivery and handover of Goods.

f.	Confirming in the Goods handover minutes or Delivery confirmation note in respect of satisfactory Goods.

g.	Other rights and obligations in accordance with the provisions of this Agreement and the law.

Article 7. Rights and Obligations of the Seller

a.	Carrying out the handover of Goods in accordance with the provisions of this Agreement.

b.	Being responsible for the payment of the costs of loading, unloading, transporting and insurance of goods during transportation to the handover location.

c.	Other rights and obligations in accordance with the provisions of this Agreement and the law.

Article 8. Confidentiality

The Parties undertake to keep confidential all information relating to the performance of this Agreement (“Confidential Information”) and not to disclose to any other third party any Confidential Information without the prior written consent of the other party.

Article 9. Compensation of damages

The Parties undertake to strictly carry out their rights and obligations under this Agreement. In which, in case of breach, the breaching party is responsible for compensating all damages borne by the other party from such breach, and concurrently, is subject to a penalty of [***]% on the value of the portion of obligations not breached.

Article 10. Anti-Bribery

a.

The Purchaser undertakes and warrants that the managers, employees, agents or any person of the Purchaser (collectively the “Purchaser’s Persons”) who directly or indirectly contact, transact, work with the Seller, shall (i) not bribe and/or promise to give bribes, gifts, rewards or any other property in cash or in kind or benefits to any manager, employee or any person of the Seller (collectively the “Seller’s Persons”) and/or (ii) not through any third party to bribe the Seller’s Persons in order to have priority in signing the Agreement with the Seller or to be exempted from the obligation(s) provided in the Agreement with the Seller, and/or enjoy other benefits that are not transparent, unfair (collectively, “Bribery”).

The Bribery acts as provided in this Article 10 shall include acts carried out prior, during and after the execution of the relevant Agreement with the Seller.

In the event the Purchaser and/or any Purchaser’s Person becomes aware of any Seller’s Person showing signs and acts of demanding Bribery, the Purchaser is responsible for immediately notifying the Seller according to the following details:

Hotline telephone number: [***]	Email: [***]

b.	If the Purchaser breaches the provision of this Article 10, the Seller has the right, at any time, to apply one or more of the following measures at the same time:

-

Annul the Purchaser’s bidding results in the event that the Purchaser is selected and/or signs the Agreement or contract through the bidding process; and/or the Purchaser is not allowed to continue to participate in the bid to provide services/goods regarding the Seller’s other bidding packages; and/or

-

Annul all certifications, approvals, consents, benefits that the Purchaser obtained or the approvals, passing of the Seller in respect of the matters on signing and performance of the Agreement which are affected by the Bribery act; and/or

-

Depending on the severity of the Bribery act, impose on the Purchaser a fine of VND[***] for a violation and/or immediately terminate the Agreement without incurring any penalty or compensation. Besides, the Purchaser is responsible for compensating the Seller all damages incurred (if any) due to the termination of the Agreement and subject to the penalties provided in the Agreement such as the event of termination of the Agreement due to a breach of the Purchaser; and/or

-	Submit the documents to the competent authority to investigate criminal liability.

c.

The Purchaser shall exempt the Seller from all liabilities related to the Purchaser’s Bribery act and must compensate the Seller for any damages incurred, including damages incurred from administrative costs, attorney expenses and other costs to handle matters related to the Purchaser’s Bribery act.

Article 11. Force Majeure

a.

“Force Majeure” means an event including but not limited to natural disasters, wars, civil riots, revolts, sieges, embargos, fires, explosions, collapses, dispute between associations, earthquakes, epidemics, floods, hurricanes, lack or absence of supplies, the adoption of any statute, directive, proclamation, regulation, ordinance, order, requirement or procedure, or any other act of any government beyond the control of the Parties, whether foreseeable or not, that prevents a Party from performing its obligations under this Agreement.

b.

Neither Party shall be liable for any failure to perform its obligations under this Agreement if such failure is caused by Force Majeure event. The party that declares its inability to perform its obligations (Affected Party) shall notify the other Party of the Force Majeure event as soon as such Force Majeure event occurs, provided that such Party will use its best efforts to limit the influence of the Force Majeure event on its ability to perform its obligations. If the delay caused by the Force Majeure event lasts more than [***] months, either Party may terminate this Agreement by giving written notice to the other Party [***] days before the intended date of termination of this Agreement.

Article 12. Validity of the Agreement

a.

This Agreement will take effect from the Effective Date until the end of December 31, 2023, unless otherwise agreed by the Parties or if one Party notifies the other Party in writing [***] month prior to the termination date.

b.	Either Party has the right to terminate this Agreement and such termination shall be effective immediately by giving written notice of termination in the following cases:

(i)

The other party breaches any obligations arising from this Agreement, if such breach is not remedied within [***] days after the breached Party has given written notice requesting the breaching Party to remedy.

(ii)

The other party falls into bankruptcy, carries out dissolution proceedings (voluntary or compulsory) or takes any action to reorganize the enterprise, including but not limited to, splitting, merger or consolidation, unless priorly approved in writing by the Seller.

c.	Each Party‘s obligations with respect to compensation and confidentiality shall continue to be in effect even after the termination of this Agreement.

d.	Upon the termination of this Agreement: Any amount owed by the Purchaser to the Seller shall become immediately due.

Article 13. Applicable law and dispute resolution

a.	This Agreement is made and governed by the relevant provisions of the law of the Socialist Republic of Vietnam.

b.

The Seller and the Purchaser agree that any dispute arising out of or in connection with this Agreement (“Dispute”) shall first be resolved through negotiation within [***] business days after a Party sends a written notice to the other Party. Any dispute arising out of or in connection with this Agreement shall be resolved at the competent Court. Expenses related to dispute resolution shall be borne by the losing Party.

Article 14. General Provisions

a.	Either Party may assign or transfer this Agremeent and related rights and obligations to any other third party at its sole discretion after notifying the other Party at least [***] business days.

b.	This Agreement may only be amended or supplemented in writing with the signatures of authorized persons of the Parties.

c.

Notice under this Agreement shall be deemed valid if it is made in writing and (i) is delivered directly to the recipient; or (ii) sent via courier service; or (ii) sent by post to a Party at the addresses specified below; or (iv) sent to email below. The notice is deemed delivered on the date of sending by email with confirmation by the other Party, if sent directly: after [***] working days, if sent by courier service and by post: after [***] working days:

If sending to the Seller:	If sending to Purchaser:

Company Name: VINES ENERGY

SOLUTIONS JOINT STOCK COMPANY

Transaction address: Dinh Vu – Cat Hai Economic Zone, Cat Hai Island, Cat Hai Town, Cat Hai District, Hai Phong City, Vietnam.

Recipient: [***]

Email: [***]

Company Name: VINFAST

COMMERCIAL AND SERVICES

TRADING LIMITED LIABILITY COMPANY

Transaction address: No. 7, Bang Lang 1 Street, Vinhomes Riverside Eco-Urban Area, Viet Hung Ward, Long Bien District, Hanoi City, Vietnam.

Recipient: [***]

Email: [***]

d.

This Agreement is made in 04 originals with equal legal validity, each Party keeps 02 originals for performance. Appendices, notices of the Agreement, information notes, delivery notes, power of attorneys, all handover minutes and other notices (if any) constitute the entire agreement between the Parties and are an integral part of the Agreement.

AS EVIDENCE, the authorized representatives of the Parties have signed and affixed the corporate seals below on the Effective Date.

REPRESENTATIVE OF PURCHASER	REPRESENTATIVE OF SELLER

/s/ [***]	/s/ [***]